UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 4, 2024

SKILLZ INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39243	84-4478274
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6625 Badura Avenue
Las Vegas, Nevada 89118
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415) 762-0511

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SKLZ	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Officers.

Appointment of Anthony Cabot

On October 4, 2024, the Board of Directors of Skillz Inc. (the “Board”) appointed Mr. Anthony Cabot to the Board, effective immediately. Mr. Cabot, 68, held the position of Distinguished Fellow of Gaming Law at the UNLV Boyd School of Law until May 2023, overseeing the gaming law program where for over two decades, he shared his expertise with students, legislators and regulators. Prior to transitioning to academia full-time in March 2018, Professor Cabot spent 37 years practicing gaming law. Notably, he chaired the gaming law practice and served on the executive committee at Lewis Roca Rothgerber Christie LLP. Additionally, he is a founding member and former president of the International Masters of Gaming Law.

Also, on October 4, 2024, the Board appointed Mr. Cabot to the Nominating and Corporate Governance Committee, effective immediately. The Board affirmatively determined that Mr. Cabot (i) is an independent director under the applicable rules of the NYSE and as such term is defined in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended, and (ii) meets all applicable requirements for membership on the Nominating and Corporate Governance Committee.

There is no arrangement or understanding between Mr. Cabot and any other persons pursuant to which Mr. Cabot was appointed as a director. Furthermore, there are no family relationships between Mr. Cabot and any other director or executive officer of the Company and there are no transactions between Mr. Cabot and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Mr. Cabot will receive compensation consistent with the Company’s compensation program for non-employee directors, as described in the Company’s proxy statement, filed with the U.S. Securities and Exchange Commission on May 1, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKILLZ INC.

	By:	/s/ Nikul Patel
	Name:	Nikul Patel
	Title:	Interim General Counsel
Date: October 9, 2024